Exhibit 99.1

Connecticut Water Posts Instructional Video on How to Vote “FOR” the SJW Group Transaction

Urges Shareholders to “Go Green” and Vote “FOR” on the GREEN Proxy Card to Receive Significant, Certain, Premium Value of $70 per Share in Cash and to Support Reliable Service and a Commitment to Jobs and Communities

Video and More Information Available at www.sjw-ctws.com

CLINTON, Conn., October 17, 2018 – Connecticut Water Service, Inc. (NASDAQ: CTWS) today posted a video showing how Connecticut Water shareholders can vote with the GREEN proxy card “FOR” the transaction with SJW Group (NYSE: SJW). The video is available under the “How to Vote” tab on www.sjw-ctws.com and http://ir.ctwater.com.

Connecticut Water and SJW Group are an ideal combination that is in the best interests of Connecticut Water shareholders and will create benefits for customers, employees and communities. To receive significant, certain, premium value of $70 per share in cash and secure meaningful stakeholder benefits, the Connecticut Water Service Board of Directors unanimously recommends shareholders vote “FOR” the proposals related to the SJW Group transaction by phone, by Internet or by signing and returning the GREEN proxy card. Shareholders of record as of the close of business on September 24, 2018 will be entitled to vote at the upcoming Special Meeting on November 16, 2018.

Connecticut Water reminds shareholders that their vote is important no matter how many or how few shares they own. This critical vote will determine whether Connecticut Water can realize significant, certain, premium value for our shareholders and the many exciting benefits the CT Water + SJW Group combination will create for our customers, employees and communities – importantly, not voting is the same as voting against the SJW Group transaction.

Connecticut Water shareholders who have questions or would like additional information should contact Connecticut Water’s proxy solicitors: Morrow Sodali, toll-free at (800) 662-5200 or by email at CTWS@morrowsodali.com, or MacKenzie Partners, toll-free at (800) 322-2885 or by email at CTWS@mackenziepartners.com.

To learn more about Connecticut Water’s transaction with SJW Group and the substantial value and significant benefits it will provide, shareholders are encouraged to visit www.sjw-ctws.com.

About CTWS

CTWS is a publicly traded holding company headquartered in Clinton, Connecticut. CTWS is the parent company of The Connecticut Water Company, The Maine Water Company, The Avon Water Company, and The Heritage Village Water Company. Together, these subsidiaries provide water service to more than 450,000 people in Connecticut and Maine, and wastewater service to more than 10,000 people in Connecticut.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Connecticut Water nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on October 2, 2018, Connecticut Water filed a definitive proxy statement on Schedule 14A and the accompanying GREEN proxy card with the SEC. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the definitive proxy statement and the other documents filed by Connecticut Water with the SEC free of charge at the SEC’s web site, http://www.sec.gov, and shareholders of Connecticut Water will also be able to obtain transaction-related documents free of charge by directing a request to Connecticut Water’s Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800-428-3985.

Participants in Solicitation

SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the proposed transaction, which was filed on October 2, 2018, and other relevant materials filed with the SEC regarding the proposed transaction.

Connecticut Water Contacts

Daniel J. Meaney, APR

Director, Corporate Communications

(860) 664-6016

dmeaney@ctwater.com

Investors

Mike Verrechia / Bill Dooley

Morrow Sodali, LLC

(800) 662-5200

CTWS@morrowsodali.com

Dan Burch / Laurie Connell

MacKenzie Partners, Inc.

(800) 322-2885

CTWS@mackenziepartners.com

Media

Joele Frank, Wilkinson Brimmer Katcher

Barrett Golden / Joseph Sala

(212) 355-4449